Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On February 3, 2015 (the “Distribution Date”), Inland American Real Estate Trust, Inc. (the “Company”) completed the previously announced spin-off (“Spin-off”) of Xenia Hotels & Resorts, Inc. (“Xenia”) through a taxable pro-rata distribution by the Company of 95% of the outstanding common stock of Xenia to holders of record of the Company’s common stock as of the close of business on January 20, 2015 (the “Record Date”). Each holder of record of the Company’s common stock received one share of Xenia’s common stock for every eight shares of the Company’s common stock held at the close of business on the Record Date (the “Distribution”). In lieu of fractional shares, stockholders of the Company will receive cash. On February 4, 2015, Xenia’s common stock began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “XHR.”

On November 17, 2014, the Company and certain of its subsidiaries completed the sale of the Company’s suburban select service hotel portfolio consisting of 52 properties and certain hotel related assets (the “Select Service Portfolio”) to IHP I Owner JV, LLC, a Delaware limited liability company (“IHP I”), IHP West Homestead (PA) Owner LLC, a Delaware limited liability company (“IHP West” and, together with IHP I, the “Buyers”) and/or certain of their respective affiliated assignees for approximately $1.071 billion in cash (the “Disposition”).

The following unaudited pro forma consolidated financial statements are based upon the historical financial statements for the Company, adjusted to reflect the Spin-off and the Disposition.

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

September 30, 2014

(Dollar amounts in thousands, except share amounts)

	September 30, 2014					September 30, 2014
	Consolidated Company (a)	Select Service Pro Forma Adjustments		Xenia Pro Forma Adjustments		Pro Forma Consolidated Company
Assets
Investment properties:
Land	$1,141,244	$—		$(334,168	)(n)	$807,076
Building and other improvements	5,777,308	—		(2,685,840	)(n)	3,091,468
Construction in progress	271,363	—		(27,723	)(n)	243,640

Total	7,189,915	—		(3,047,731)		4,142,184
Less accumulated depreciation	(1,060,639)			469,808	(n)	(590,831)

Net investment properties	6,129,276			(2,577,923)		3,551,353
Cash and cash equivalents	348,790	480,038	(f)	(536,685	)(o)(r)	292,143
Restricted cash and escrows	148,856	—		(105,296	)(n)	43,560
Investment in marketable securities	139,158	—		116,516	(q)	255,674
Investment in unconsolidated entities	248,865	—		—		248,865
Accounts and rents receivable	75,556	—		(31,429	)(n)	44,127
Intangible assets, net	163,860	—		(65,155	)(n)	98,705
Deferred costs and other assets	90,018	—		(33,901	)(n)	56,117
Assets held for sale	937,394	(937,394	)(g)	—		—

Total assets	$8,281,773	$(457,356)		$(3,233,873)		$4,590,544

Liabilities
Debt	$3,636,809	$—		$(1,450,791	)(n)(r)	$2,186,018
Accounts payable and accrued expenses	182,724	—		(75,619	)(n)	107,105
Distributions payable	35,909	—		—		35,909
Intangible liabilities, net	47,760	—		(4,295	)(n)	43,465
Other liabilities	52,251	—		(24,814	)(n)	27,437
Liabilities held for sale	533,080	(533,080	)(g)	—		—

Total liabilities	4,488,533	(533,080)		(1,555,519)		2,399,934

Stockholders’ Equity
Preferred stock, $.001 par value	—	—		—		—
Common stock, $.001 par value	861	—		—		861
Additional paid in capital	7,755,486	—		(1,675,130	)(p)	6,080,356
Accumulated distributions in excess of net loss	(4,007,270)	75,724	(h)	(95	)(n)	(3,931,641)
Accumulated other comprehensive income	40,909	—		—		40,909

Total Company stockholders’ equity	3,789,986	75,724		(1,675,225)		2,190,485

Noncontrolling interests	3,254	—		(3,129)		125

Total equity	3,793,240	75,724		(1,678,354)		2,190,610

Total liabilities and equity	$8,281,773	$(457,356)		$(3,233,873)		$4,590,544

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Nine months ended September 30, 2014

(Dollar amounts in thousands, except per share data)

	Consolidated Company September 30, 2014 (b)	Select Service Pro Forma Adjustments (i)	Xenia Pro Forma Adjustments		Pro Forma Consolidated Company September 30, 2014
Income:
Rental income	$286,300	$—	$—		$286,300
Tenant recovery income	50,396	—	—		50,396
Other property income	6,766	—	—		6,766
Lodging income	696,587	—	(696,587	)(s)	—

Total income	$1,040,049	$—	$(696,587)		$343,462
Expenses:
General and administrative expenses	62,603	—	(11,570	)(t)	51,033
Property operating expenses	69,127	—	—		69,127
Lodging operating expenses	454,386	—	(454,386	)(u)	—
Real estate taxes	61,880	—	(26,609	)(u)	35,271
Depreciation and amortization	222,795	—	(106,231	)(u)	116,564
Business management fee	2,605	—	—		2,605
Provision for asset impairment	80,281	—	(4,665	)(v)	75,616

Total expenses	953,677	—	(603,461)		350,216

Operating income	$86,372	$—	$(93,126)		$(6,754)

Interest and dividend income	10,621	—	3,715	(w)	14,336
Gain on sale of investment properties	19,118	—	(865	)(w)	18,253
Other income	15,464	—	1,177	(w)	16,641
Interest expense	(138,597)	—	42,065	(x)	(96,532)
Equity in earnings of unconsolidated entities	334	—	293	(y)	627
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	4,509	—	(4,509	)(y)	—
Realized gain, (loss) and (impairment) on securities, net	42,998	—	—		42,998

Income before income taxes	40,819	—	(51,250)		(10,431)

Income tax expense	(6,857)	—	5,786	(z)	(1,071)

Net income from continuing operations	$33,962	$—	$45,464		$(11,502)

Net income (loss) per common share, from continuing operations, basic and diluted	$0.04				$(0.01)
Weighted average number of common shares outstanding, basic and diluted	883,537,865				883,537,865

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2013

(Dollar amounts in thousands, except per share data)

	Consolidated Company December 31, 2013 (c)	Select Service Pro Forma Adjustments		Xenia Pro Forma Adjustments		Pro Forma Consolidated Company December 31, 2013
Income:
Rental income	$361,678	$—		$—		$361,678
Tenant recovery income	71,207	—		—		71,207
Other property income	7,202	—		—		7,202
Lodging income	881,750	(229,956	)(j)	(651,794	)(s)	—

Total income	1,321,837	(229,956)		(651,794)		440,087
Expenses:						—
General and administrative expenses	55,549	—		(7,188	)(t)	48,361
Property operating expenses	84,107	—				84,107
Lodging operating expenses	574,224	(140,506	)(k)	(433,718	)(u)	—
Real estate taxes	85,597	(11,353	)(k)	(23,863	)(u)	50,381
Depreciation and amortization	314,630	(50,377	)(k)	(103,316	)(u)	160,937
Business management fee	37,962	—		—		37,962
Provision for asset impairment	242,896	—		(47,215	)(v)	195,681

Total expenses	1,394,965	(202,236)		(615,300)		577,429

Operating loss	$(73,128)	$(27,720)		$(36,494)		$(137,342)

Interest and dividend income	19,267	—		4,811	(w)	24,078
Other income	15,335	—		1,766	(w)	17,101
Interest expense	(212,263)	32,568	(l)	52,270	(x)	(127,425)
Equity in earnings of unconsolidated entities	11,958	—		(483	)(y)	11,475
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(3,473)	—		516	(y)	(2,957)
Realized gain, (loss) and (impairment) on securities, net	31,539	—		—		31,539

Loss before income taxes	(210,765)	4,848		22,386		(183,531)

Income tax expense	(4,759)	—		3,043	(z)	(1,716)

Net loss from continuing operations	$(215,524)	$4,848		$25,429		$(185,247)

Net income (loss) per common share, from continuing operations, basic and diluted	$(0.24)					$(0.21)
Weighted average number of common shares outstanding, basic and diluted	899,842,722					899,842,722

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2012

(Dollar amounts in thousands, except per share data)

	Consolidated Company December 31, 2012 (d)	Select Service Pro Forma Adjustments		Xenia Pro Forma Adjustments		Pro Forma Consolidated Company December 31, 2012
Income:
Rental income	$347,647	$—		$—		$347,647
Tenant recovery income	73,214	—		—		73,214
Other property income	5,714	—		—		5,714
Lodging income	692,448	(225,603	)(j)	(466,845	)(s)	—

Total income	1,119,023	(225,603)		(466,845)		426,575
Expenses:						—
General and administrative expenses	36,815	—		(4,103	)(t)	32,712
Property operating expenses	77,694	—		—		77,694
Lodging operating expenses	449,397	(137,250	)(k)	(312,147	)(u)	—
Real estate taxes	78,348	(10,799	)(k)	(19,993	)(u)	47,556
Depreciation and amortization	311,752	(61,905	)(k)	(89,629	)(u)	160,218
Business management fee	39,892	—		—		39,892
Provision for asset impairment	37,830	—		—		37,830

Total expenses	1,031,728	(209,954)		(425,872)		395,902

Operating income (loss)	$87,295	$(15,649)		$(40,973)		$30,673

Interest and dividend income	23,386	—		4,822	(w)	28,208
Other income (loss)	2,010	—		404	(w)	2,414
Interest expense	(209,353)	34,373	(l)	45,061	(x)	(129,919)
Equity in earnings of unconsolidated entities	1,998	—		(147	)(y)	1,851
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(12,322)	—		3,866	(y)	(8,456)
Realized gain, (loss) and (impairment) on securities, net	4,319	—		—		4,319

Loss before income taxes	(102,667)	18,724		13,033		(70,910)

Income tax expense	(7,762)	—		5,717	(z)	(2,045)

Net loss from continuing operations	$(110,429)	$18,724		$18,750		$(72,955)

Net income (loss) per common share, from continuing operations, basic and diluted	(0.13)					$(0.08)
Weighted average number of common shares outstanding, basic and diluted	879,685,949					879,685,949

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Twelve months ended December 31, 2011

(Dollar amounts in thousands, except per share data)

	Consolidated Company December 31, 2011 (e)	Select Service Pro Forma Adjustments		Xenia Pro Forma Adjustments		Pro Forma Consolidated Company December 31, 2011
Income:
Rental income	$327,052	$—		$—		$327,052
Tenant recovery income	66,655	—		—		66,655
Other property income	8,838	—		—		8,838
Lodging income	517,840	(212,626	)(j)	(305,214	)(s)	—

Total income	920,385	(212,626)		(305,214)		402,545
Expenses:
General and administrative expenses	31,026	—		(3,186	)(t)	27,840
Property operating expenses	77,691	—		—		77,691
Lodging operating expenses	330,185	(132,005	)(k)	(198,180	)(u)	—
Real estate taxes	68,255	(10,025	)(k)	(13,237	)(u)	44,993
Depreciation and amortization	311,573	(62,794	)(k)	(68,600	)(u)	180,179
Business management fee	40,000	—		—		40,000
Provision for asset impairment	24,051	(2,886	)(m)	—		21,165

Total expenses	882,781	(207,710)		(283,203)		391,868

Operating income (loss)	$37,604	$(4,916)		$(22,011)		$10,677

Interest and dividend income	22,860	—		4,564	(w)	27,424
Other income (loss)	19,694	—		(228	)(w)	19,466
Interest expense	(215,790)	35,004	(l)	28,884	(x)	(151,902)
Equity in earnings of unconsolidated entities	(12,802)	—		(6	)(y)	(12,808)
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(106,023)	—		(53	)(y)	(106,076)
Realized gain, (loss) and (impairment) on securities, net	(16,219)	—		—		(16,219)

Loss before income taxes	(270,676)	30,088		11,150		(229,438)
Income tax benefit	3,387	—		(3,207	)(z)	180

Net loss from continuing operations	$(267,289)	$30,088		$7,943		$(229,258)

Net income (loss) per common share, from continuing operations, basic and diluted	$(0.32)					$(0.27)
Weighted average number of common shares outstanding, basic and diluted	858,637,707					858,637,707

See accompanying notes to the pro forma consolidated financial statements

INLAND AMERICAN REAL ESTATE TRUST, INC.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

1) Basis of Presentation

The unaudited pro forma financial information is presented to illustrate the effect of the Spin-off and Disposition on the Company’s historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of September 30, 2014 and is based upon our historical statements after giving effect to the Spin-off and Disposition as if they had occurred on September 30, 2014. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2014 and the unaudited pro forma consolidated statement of operations for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 are based upon our historical statements for such periods after giving effect to the Spin-off and Disposition as if they had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company contained in the Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

The Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the Spin-off and Disposition been completed as of the dates presented, and should not be taken as representation of our future consolidated results of operations or financial condition. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ.

2) Pro Forma Adjustments

(a)	Reflects the Company’s unaudited consolidated balance sheet as of September 30, 2014 as reported in our Form 10-Q as of September 30, 2014.

(b)	Reflects the Company’s historical consolidated statement of operations for the nine months ended September 30, 2014.

(c)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2013.

(d)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2012.

(e)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2011.

For references (f) through (m)—On November 17, 2014, the Company completed the sale of the Select Service Portfolio. The following pro forma adjustments reflect the Disposition.

(f)	Reflects the receipt of net proceeds of the Select Service Portfolio sale. We expect to use the net proceeds from the transaction to advance the growth strategy of our student housing and retail portfolios, which includes, among other things, acquisitions, debt reduction and general corporate purposes.

(g)	Reflects the elimination of the assets and liabilities held for sale associated with the Select Service Portfolio.

(h)	Reflects the estimated gain and net proration credits arising from the sale of the Select Service Portfolio.

(i)	There are no pro forma adjustments as the Select Service Portfolio was included in discontinued operations for the nine months ended September 30, 2014.

(j)	Reflects the elimination of lodging income of the Select Service Portfolio.

(k)	Reflects the elimination of expenses of the Select Service Portfolio that are necessary for and associated with revenue producing activities, such as room expense and food and beverage expense. This adjustment does not reflect any one-time non-reoccurring costs, primarily transactions costs and prepayment penalties, directly related to the closing of sale of the Select Service Portfolio which will be included in the statement of operations of the Company with the twelve months following the closing.

(l)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of the Select Service Portfolio.

(m)	Reflects the elimination of asset impairment charges of the Select Service Portfolio.

For references (n) through (x)—On the Distribution Date, the Company completed the previously announced Spin-off.

(n)	Reflects the elimination of assets and liabilities of Xenia as of September 30, 2014.

(o)	The Company made a capital contribution to Xenia of $125 million and funded the pay down of Xenia debt of $100 million. Xenia also maintained cash on hand and reimbursed the Company for certain transaction costs.

(p)	Reflects the pro forma recapitalization of our equity. As of the Distribution Date, we distributed the net assets of our investment in Xenia through the distribution of shares of Xenia common stock. Each holder of record of the Company’s common stock received one share of Xenia’s common stock for every eight shares of the Company’s common stock held at the close of business on the Record Date.

(q)	Reflects the Company’s 5% investment of Xenia common stock as of the Distribution Date.

(r)	In connection with the Spin-off, Inland American repaid the $200 million unsecured term loan and entered into an amended and restated credit agreement for a $300 million secured revolving credit facility, of which zero was drawn at September 30, 2014.

(s)	Reflects the elimination of rental income, primarily net market lease income and lodging income of Xenia.

(t)	Reflects the elimination of general and administrative expense of Xenia related to the Xenia corporate office.

(u)	Reflects the elimination of expenses of Xenia that are necessary for and associated with revenue producing activities, such as room expense and food and beverage expense.

(v)	Reflects the elimination of asset impairment charges of investment properties of Xenia.

(w)	Reflects the elimination of interest income and other income (loss) associated with Xenia, such as gain (loss) on sale of properties, offset by dividend income related to the Company’s investment in Xenia.

(x)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of Xenia.

(y)	Reflects the elimination of the equity in earnings of unconsolidated entities and the gain (loss), and impairment of investment of unconsolidated entities.

(z)	Reflects the elimination of income tax expense directly attributable to Xenia.